12. LEGAL PROCEEDINGS	6 Months Ended
Jun. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
12. LEGAL PROCEEDINGS

On April 23, 2014, the Company received a subpoena from the Securities Exchange Commission (the “SEC”) that stated that the staff of the SEC is conducting an investigation In the Matter of Galena Biopharma, Inc. File No. HO 12356 (now known as “In the Matter of Certain Stock Promotions”) and that the subpoena was issued to the Company as part of the foregoing investigation. The SEC’s subpoena and accompanying letter do not indicate whether the Company is, or is not, under investigation. The Company is cooperating with the SEC and has completed its production of documents in response to the subpoena. To date, the SEC has not requested any further action from the Company.

The subpoena requires the Company to give the SEC, among other materials, all communications between anyone at the Company and certain persons and entities (which include investor-relations firms and persons associated with the investor-relations firms), all documents related to the listed persons and entities, all articles regarding the Company posted on certain equity research or other financial websites, and documents and communications related to individuals who post or have posted articles regarding the Company on equity research or other financial websites.

Theorem Group, LLC vs. Lion Biotechnologies, Inc. (Case No.:  BC550529).  On July 2, 2014, Theorem Group, LLC filed a complaint for damages against the Company in the Superior Court of the State of California, Los Angeles County.  Prior to relocating its offices to its current location in Woodland Hills, California, the Company subleased its offices from Theorem Group, LLC.  In addition, Theorem Group, LLC occasionally made loans to the Company.  In its complaint, Theorem Group, LLC alleges that the Company breached the sublease and owes Theorem Group, LLC $138,719 under the sublease for unpaid rent and other expenses.  In addition, Theorem Group, LLC alleges that it made a $10,000 loan to the Company on March 18, 2013, and that Theorem Group, LLC and the Company orally agreed that Theorem Group, LLC could convert the $10,000 loan in the May 2013 Restructuring.  Theorem Group, LLC alleges that the $10,000 loan was neither repaid nor converted in the Restructuring and, as a result, that Theorem Group, LLC is entitled to damages of $150,000.  The foregoing complaint was served on July 23, 2014, and the Company currently is evaluating the merits of the foregoing allegations.

There are no other pending legal proceedings to which the Company is a party or of which its property is the subject.